                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                        ________________________________

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 29, 2000

                         Saxon Asset Securities Company
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

        Virginia                           34-0-20552                    54-1810895
-----------------------------      ----------------------------   ----------------------
(State or other jurisdiction        (Commission File Number)         (IRS Employer
    of incorporation)                                               Identification No.)

                   4880 Cox Road, Glen Allen, Virginia 23060
                   -----------------------------------------
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code (804) 967-7400

--------------------------------------------------------------------------------

         (Former name or former address, if changed since last report.)

Item 1.  Changes in Control of Registrant.  Not Applicable.
Item 2.  Acquisition or Disposition of Assets.  Not Applicable.
Item 3.  Bankruptcy or Receivership.  Not Applicable.
Item 4.  Changes in Registrant's Certifying Accountant.  Not Applicable.
Item 5.  Other Events.

               On February 18, 2000, the Registrant entered into an underwriting agreement with Prudential Securities Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters"), pursuant to which the Underwriters agreed to purchase and offer for sale to the public, the Registrant's Mortgage Loan Asset Backed Certificates, Series 2000-1, Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF- 2, Class BF-1, Class BF-1A,
         Class  AV-1,  Class  MV-1,  Class  MV-2,  Class  BV-1 and  Class  BV-1A
         Certificates  (collectively,  the  "Underwritten  Certificates").   The
         Underwritten   Certificates   are   registered   for  sale   under  the
         Registrant's effective shelf Registration Statement on Form S-3 (333-87351), and are offered pursuant to a Prospectus dated February 25, 2000, and a Prospectus Supplement dated February 25, 2000, to be filed with the Securities and Exchange Commission pursuant to Registration No. 333- 87351.

               In connection with the offering of the Underwritten Certificates, the Underwriters have prepared and disseminated to potential purchasers certain "Computational Materials," as such term is defined in the No-Action response letter to Kidder, Peabody and Co. Incorporated and certain affiliates thereof (publicly available, May 20, 1994). The Computational Materials furnished to certain prospective investors by the lead Underwriter, Prudential Securities Incorporated, are filed herewith as Exhibit 99.1. In addition, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as co-underwriters, have furnished Computational Materials to certain prospective investors, which are substantially identical to the Computational Materials furnished by Prudential Securities Incorporated, other than the disclosure in each related co-underwriter's legend.

Item 6.  Resignations of Registrant's Directors.  Not Applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits. Not Applicable.

Item 8.  Change in Fiscal Year.  Not Applicable.

Exhibits
--------

99.1 Copy of "Computational Materials" as provided by Prudential Securities Incorporated.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SAXON ASSET SECURITIES COMPANY


                                   By: /s/ Bradley D. Adams
                                       ------------------------
                                       Bradley D. Adams, Vice President

February 29, 2000

                               INDEX TO EXHIBITS
                               -----------------

                                                                            Page
                                                                            ----

99.1  Copy of Computational Materials as provided by Prudential
      Securities Incorporated